UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 10, 2004

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 10, 2004, the Company entered into an employment agreement with David H. Russian. Please refer to Item 5.02 of this Current Report on Form 8-K for a discussion of the material terms of such employment agreement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Not applicable.

(b) On November 10, 2004, Maxwell Technologies, Inc. (the “Company”) accepted the resignation of Tesfaye Hailemichael as Vice President, Finance, Chief Financial Officer and Treasurer.

(c) On November 10, 2004, the Company appointed David H. Russian as Vice President, Chief Financial Officer and Treasurer. Mr. Russian, 52, served as the Chief Financial Officer of General Magic, Inc., a Nasdaq-listed provider of voice infrastructure software, from June, 2001 through September, 2002. Prior to that position, Mr. Russian served from October, 1994 through September, 1996 as the Chief Financial Officer of Brooktree Corp., a Nasdaq-listed semiconductor manufacturer.

In connection with Mr. Russian’s appointment as Vice President, Chief Financial Officer and Treasurer, Mr. Russian has entered into an employment agreement with the Company. Pursuant to the terms of the employment agreement, Mr. Russian is to receive an annual base salary of $200,000. Mr. Russian is also eligible to receive certain bonus compensation and options to purchase shares of common stock of the Company. In the event of termination of Mr. Russian’s employment by the Company other than for Cause (as defined in the employment agreement), Mr. Russian is entitled to receive cash payments in an aggregate amount equal to one-half (1/2) of his annual base salary in effect as of the date of such termination. Upon a Change of Control (as defined in the employment agreement) of the Company, Mr. Russian may terminate his employment with the Company. Upon such a termination by Mr. Russian, he is entitled to receive cash payments in an aggregate amount equal to his annual base salary in effect as of the date of such termination, as well as to continuation of certain employee benefits for a period of six (6) months.

On November 12, 2004, the Company issued a press release announcing the events discussed in this Item 5.01. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document
99.1	Press release issued by Maxwell Technologies, Inc. on November 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: November 12, 2004	By:	/s/ Richard D. Balanson
Richard D. Balanson
President and Chief Executive Officer

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
99.1	Press release issued by Maxwell Technologies, Inc. on November 12, 2004